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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




           Delaware                    0-692                46-0172280
(State or other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                 Identification No.)

              125 South Dakota Avenue                    57104
             Sioux Falls, South Dakota                 (Zip Code)
      (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)







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Item 5.        Other Events

On October 30, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that it has entered into a sale agreement with Avaya, Inc. (NYSE: AV) for the Company's Expanets unit. The press release is included as
Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated October 30, 2003

* filed herewith




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:   /s/ John R. Van Camp
                                          --------------------------------------
                                          John R. Van Camp
                                          Vice President - Human Resources


Date:  October 30, 2003




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                                Index to Exhibits
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EXHIBIT NO.   DESCRIPTION OF DOCUMENT
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99.1*         Press Release of NorthWestern Corporation dated October 30, 2003

* filed herewith




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